Exhibit 10.10
                                                    -------------

                        SEVENTH AMENDMENT
                         UAL CORPORATION
                  EMPLOYEE STOCK OWNERSHIP PLAN
                 (Effective as of July 12, 1994)

          By virtue and in exercise of the amending power

reserved to UAL Corporation (the "Company") under Section 13.1(a)

of the UAL Corporation Employee Stock Ownership Plan (effective as of July 12, 1994) (the "Plan"), which amending power

thereunder is subject to the approval of the Air Line Pilots

Association International ("ALPA") and the International

Association of Machinists and Aerospace Workers (the "IAM"), the

Company hereby amends the Plan, subject to the approval of ALPA and the IAM, as follows, effective January 1, 1998.



          1.   The Preamble to the Plan is amended by adding the following to the end of the second paragraph after the heading

"Transaction":



     "The allocations to the Management and Salaried Employee

     Group shall take into account the agreement of the Company and the IAM concerning Fleet Technical Instructors, Fleet

     Technical Specialists, Program Support Coordinators and

     Program Support Specialists (collectively, the "Fleet

     Technical and Program Support Employees").  Through 1997,

     these employees participated in the Plan (under its

     generally-applicable provisions) as members of the

     Management and Salaried Employee Group.  In each of the

     years 1998, 1999 and 2000 they will continue to participate as members of the Management and Salaried Employee Group,

     notwithstanding the fact that the IAM represents them

     starting in 1998."



          2.   The Preamble to the Plan is amended by adding the following to the end of the first paragraph after the heading "Part B:

Voting Preferred Stock":



     "For Plan Years beginning on and after January 1, 1998,

     Voting Preferred Stock allocated to the Fleet Technical and

     Program Support Employees for post-1997 participation and

     all Voting Preferred Stock allocated to the Fleet Technical and Program Support Employees with respect to dividends

     deemed paid on Class 2 Non-Voting Preferred Stock shall be

     Class M.  Voting Preferred Stock allocated to the Fleet

     Technical and Program Support Employees with respect to

     dividends actually paid on Class 1 Non-Voting Preferred

     Stock which had been allocated for Plan Years before 1998

     shall be Class S."



          3.   Section 1(s)(i) is amended by adding the following to the

end of the section:



     "Fleet Technical Specialists, Fleet Technical Instructors,

     Program Support Coordinators and Program Support Specialists

     shall be Eligible Employees, although they became covered by a collective bargaining agreement during 1998."



          4.   Section 1(gg) is amended by adding the following to the end of the section:



     "Fleet Technical Instructors, Fleet Technical Specialists,

     Program Support Coordinators, and Program Support

     Specialists will continue to participate as members of the

     Management and Salaried Employee Group, despite the fact

     that they are represented by the IAM."



          5.   Section 5.4(c)(i) is amended by adding the following to the end of the section:



     "For Plan Years beginning on or after January 1, 1998,

     except as specified below, the appropriate class of Voting

     Preferred Stock for the Fleet Technical Specialists, Fleet

     Technical Instructors, Program Support Coordinators and

     Program Support Specialists shall be Class M,

     notwithstanding the membership of such Participants in the

     Management and Salaried Employee Group.  Accordingly, except as specified below, all contributions and allocations of

     Voting Preferred Stock for such Participants for 1998 and

     subsequent years shall be of Class M.  However, with respect to shares of Voting Preferred Stock contributed or allocated on account of dividends actually paid with respect to shares which had been allocated to such employees for Plan Years

     commencing prior to  January 1, 1998, the appropriate class of Voting Preferred Stock shall be Class S."



          6.   Section 5.4(d) is amended by adding the following to the end of the section:



     "Pursuant to an agreement between the Company and the IAM,

     the Fleet Technical Instructors, Fleet Technical

     Specialists, Program Support Coordinators and Program

     Support Specialists will continue to participate in the Plan as members of the Management and Salaried Employee Group.

     The Accounts maintained for such Participants for 1998 and subsequent years shall reflect their membership in the IAM for such years.  The shares allocated to such Participants for 1998 and subsequent years shall be made with the shares reserved for allocation to the members of the Management and

     Salaried Employee Group, rather than with the shares

     reserved for allocation to the members of the IAM Employee

     Group."



          IN WITNESS WHEREOF, the Company has caused this Seventh

Amendment to be executed on May, 19 1999.




                                   UAL CORPORATION



                                   /s/ Douglas A. Hacker
                                   ---------------------
                                   Senior Vice President & Chief
                                   Financial Officer

                                   APPROVED BY:

                                   AIR LINE PILOTS ASSOCIATION,
                                   INTERNATIONAL



                                   /s/ Michael Glawe
                                   -----------------



                                   /s/ Duane Woerth
                                   ----------------

                                   INTERNATIONAL ASSOCIATION
                                   OF MACHINISTS AND
                                   AEROSPACE WORKERS



                                   /s/ Kenneth W. Thiede
                                   ---------------------